Fees Summary	Oct. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,056.39
Total Fee Amount	1,056.39
Total Transaction Valuation	6,900,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00